MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 (CONSOLIDATED) AND 2004

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

CONTENTS

Jimmy C.H. Cheung & Co
Certified Public Accountants
(A member of Kreston International)

Registered with the Public Company
Accounting Oversight Board

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of:
Main Glory Holdings Limited and subsidiary

We have audited the accompanying balance sheets of Main Glory Holdings Limited and subsidiary as of December 31, 2005 (consolidated) and 2004 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2005 (consolidated) and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits of the financial statements provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Main Glory Holdings Limited and subsidiary as of December 31, 2005 (consolidated) and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 (consolidated) and 2004, in conformity with accounting principles generally accepted in the United States of America.

JIMMY C.H. CHEUNG & CO
Certified Public Accountants

Hong Kong

Date: March 2, 2006

1607 Dominion Centre, 43 Queen's Road East, Wanchai, Hong Kong
Tel: (852) 25295500 Fax: (852) 28651067 Email: jchc@krestoninternational.com.hk
Website: http://www.jimmycheungco.com

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

BALANCE SHEETS
AS OF DECEMBER 31, 2005 (CONSOLIDATED) AND 2004

ASSETS

		2005 (Consolidated)		2004
CURRENT ASSETS				
Cash and cash equivalents	$	6,476,651	$	4,025,402
Accounts receivable, net of allowances		147,899		136,213
Inventories, net		54,505		307,888
Note receivable		1,237,624		724,638
Other receivables		14,177		4,873
Total Current Assets		7,930,856		5,199,014
PROPERTY AND EQUIPMENT, NET		1,866,865		1,897,307
OTHER ASSETS				
Intangible assets		925,925		1,046,698
TOTAL ASSETS	$	10,723,646	$	8,143,019

LIABILITIES AND STOCKHOLDERS' EQUITY

		2005 (Consolidated)		2004
CURRENT LIABILITIES				
Accounts payable	$	10,377	$	12,630
Other payables and accrued liabilities		449,461		266,994
Value added tax payables		633,342		350,646
Other tax payables		44,123		24,339
Accrued dividends payable		309,406		301,932
Total Current Liabilities		1,446,709		956,541
COMMITMENTS AND CONTINGENCIES		-		-
STOCKHOLDERS' EQUITY				
Share capital, of Renminbi 1 par value, 50,000,000 shares authorized, issued and outstanding		6,188,112		6,188,112
Additional paid-in capital		118,573		86,365
Retained earnings				
Unappropriated		2,445,860		808,846
Appropriated		547,895		250,620
Accumulated other comprehensive loss		(23,503)		(149,465)
Total Stockholders' Equity		9,276,937		7,184,478
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$	10,723,646	$	8,143,019

The accompanying notes are an integral part of these financial statements

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2005 (CONSOLIDATED) AND 2004

	2005 (Consolidated)	2004
NET SALES	$ 4,515,395	$ 3,844,457
COST OF SALES	(1,479,580)	(1,726,871)
GROSS PROFIT	3,035,815	2,117,586
OPERATING EXPENSES		
Selling and distribution expenses	453,673	387,318
General and administrative expenses	534,530	410,899
Professional fees	45,500	33,750
Depreciation on property and equipment	85,929	81,304
Total Operating Expenses	1,119,632	913,271
INCOME FROM OPERATIONS	1,916,183	1,204,315
OTHER INCOME		
Interest income, net	18,106	61,831
Total Other Income	18,106	61,831
INCOME FROM OPERATIONS BEFORE TAXES	1,934,289	1,266,146
INCOME TAX EXPENSE	-	-
NET INCOME	$ 1,934,289	$ 1,266,146
OTHER COMPREHENSIVE INCOME (LOSS)		
Foreign currency translation income (loss)	125,962	(149,465)
COMPREHENSIVE INCOME	2,060,251	1,116,681
Net income per share - basic and diluted	$ 0.041	$ 0.022
Weighted average number of shares outstanding during the year-basic and diluted	50,000,000	50,000,000

The accompanying notes are an integral part of these financial statements

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2005 (CONSOLIDATED) AND 2004

	Share Capital Shares	Share Capital Amount	Additional paid-in capital	Unappropriated retained earnings	Appropriated retained earnings	Accumulated other comprehensive (loss) income	Total
Stock issued to founders	50,000,000	$ 6,188,112	$ -	$ -	$ -	$ (149,465)	$ 6,038,647
Balance brought forward from 2003	-	-	72,778	36,985	56,267	-	168,030
Net income for the year	-	-	-	1,266,146	-	-	1,266,146
Accrued dividends of Rmb 2,500,000	-	-	-	(301,932)	-	-	(301,932)
In-kind contribution	-	-	13,587	-	-	-	13,587
Transfer to statutory and staff welfare reserves	-	-	-	(194,353)	194,353	-	-
Balance at December 31, 2004	50,000,000	6,188,112	86,365	806,846	250,620	(149,465)	7,184,478
Contribution by a stockholder	-	-	1,281	-	-	-	1,281
Comprehensive income	-	-	-	1,934,289	-	125,962	2,060,251
In-kind contribution	-	-	30,927	-	-	-	30,927
Transfer to statutory and staff welfare reserves	-	-	-	(297,275)	297,275	-	-
Balance at December 31, 2005	50,000,000	$ 6,188,112	$ 118,573	$ 2,445,860	$ 547,895	$ (23,503)	$ 9,276,937

The accompanying notes are an integral part of these financial statements

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005
(CONSOLIDATED) AND 2004

		2005 (Consolidated)	2004
CASH FLOWS FROM OPERATING ACTIVITIES			
Net income	$	1,934,289 $	1,206,146
Adjusted to reconcile net income to net cash provided by operating activities:			
In-kind contribution		30,927	13,567
Depreciation on property and equipment		85,929	81,304
Amortization on intangible assets		120,773	120,773
Changes in operating assets and liabilities			
(Increase) decrease in:			
Accounts receivable		(11,686)	(67,646)
Inventories		253,383	(216,872)
Other receivables		(9,304)	9,862
Increase (decrease) in:			
Accounts payable		(2,263)	7,486
Other payables and accrued liabilities		190,467	145,237
Value added tax payables		282,596	230,687
Other tax payables		19,784	16,070
Accrued dividends payable		7,474	-
Net cash provided by operating activities		2,892,479	1,604,316
CASH FLOWS FROM INVESTING ACTIVITIES			
Purchase of equipment		(56,487)	-
Increase in note receivable		(812,986)	(724,638)
Net cash used in investing activities		(868,473)	(724,638)
CASH FLOWS FROM FINANCING ACTIVITIES			
Contribution by a stockholder		1,281	-
Net cash provided by financing activities		1,281	-
EFFECT OF EXCHANGE RATES ON CASH		125,962	-
NET INCREASE IN CASH AND CASH EQUIVALENTS		2,451,249	879,678
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR		4,025,402	3,145,724
CASH AND CASH EQUIVALENTS AT END OF YEAR	$	6,476,651 $	4,025,402

The accompanying notes are an integral part of these financial statements

MAIN GLORY HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2005 (CONSOLIDATED) AND 2004

1. **SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION**

(A) Organization

Main Glory Holdings Limited ("Main Glory") was incorporated in Hong Kong on July 13, 2005 as an investment holding company.

Shaanxi Jialong Hi-Tech Incorporated Company ("Jialong") was incorporated as a joint stock company in the People's Republic of China ("PRC") on December 28, 2000 with its principal place of business in Xian, Shaanxi Province, PRC.

Jialong is a mobile high technology corporation in the PRC. It is principally engaged in producing and selling wireless entertainment applications including ring-tones, games, images and e-books services for mobile devices through its unique downloading terminals. Jialong is also engaged in the research, development and sale of hardware including routers, firewalls, downloading terminals, PMP, MP3 and MP4.

On November 23, 2005, the stockholders of Jialong entered into a definitive agreement with Main Glory in which they exchanged 100% of their ownership of Jialong for 100% of ownership in Main Glory. As both companies are under common management, the exchange of shares has been accounted for as a reorganization of entities and the financial statements have been prepared as if the reorganization had occurred retroactively. Main Glory and Jialong are hereafter referred to as ("the Company").

On November 28, 2005, the Company entered into a Plan of Exchange, pursuant to which the shareholders of the Company exchanged all their stocks in the Company for 63,611,443 shares of common stocks in International Synergy Holding Company, Ltd (previously Allied Artists Entertainment Group Inc. and subsequently Along Mobile Technologies Inc.). The transaction was closed on December 1, 2005 and the Company becomes a wholly owned subsidiary of International Synergy Holding Company, Ltd.

(B) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(C) Principles of consolidation

The accompanying 2005 consolidated financial statements include the financial statements of Main Glory and its 100% owned subsidiary.

The accompanying 2004 financial statements include the financial statements of Jialong only.

All significant inter-company balances and transactions have been eliminated in consolidation.

(D) Cash and cash equivalents

For purpose of the statements of cash flows, cash and cash equivalents include cash on hand and demand deposits with a bank with a maturity of less than 3 months.

1. **SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)**

(E) Accounts receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on managements' assessment of the credit history with the customer and current relationships with them. As of December 31, 2005 and 2004, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

(F) Inventories

Inventories are stated at the lower or market value, cost being determined on weighted average method. The Company provides for inventory allowances based on excess and obsolete inventories determined principally by customer demand.

(G) Property and equipment

Property and equipment stated at cost, less accumulated depreciation. Expenditures for additions, major renewals and betterments are capitalized and expenditures for maintenance and repairs are charged to expense as incurred.

Depreciation is provided on a straight-line basis, less estimated residual value over the asset's estimated useful lives. The estimated useful lives are as follows:

Buildings	25 years
Furniture and equipment	5 years

(H) Long-lived assets

The Company accounts for long-lived assets under the Statements of Financial Accounting Standards Nos. 142 and 144 "Accounting for Goodwill and Other Intangible Assets" and "Accounting for Impairment or Disposal of Long-Lived Assets" ("SFAS No. 142 and 144"). In accordance with SFAS No. 142 and 144, long-lived assets, goodwill and certain identifiable intangible assets held and used by the Company are reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset's carrying amount, the asset is written down to its fair value. The Company believes that no impairment of property and equipment and other investments exist at December 31, 2005.

(I) Fair value of financial instruments

Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments," requires certain disclosures regarding the fair value of financial instruments. Cash, receivables, payables and accrued liabilities are reflected in the financial statements at fair value because of the short-term maturity of the instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision. Changes in assumptions can significantly affect estimated fair values.

1. **SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)**

(I) Fair value of financial instruments (continued)

The carrying value of cash and cash equivalents, accounts receivable (trade and others), accounts payable (trade and related party) and accrued liabilities approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with what it believes to be high credit quality financial institutions. The Company has a diversified customer base, most of which are in the PRC. The Company controls credit risk related to accounts receivable through credit approvals, credit limit and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

The Company's major operation is in the PRC, which may give rise to significant foreign currency risks from fluctuations and the degree of volatility of foreign exchange rates between the United States dollars ("US$") and the Chinese Renminbi ("RMB"). On July 21, 2005, PRC let the RMB to fluctuate ending its decade-old valuation peg to the US$. The new RMB rate reflects an approximately 2% increase in value against the US$. Historically, the PRC government has benchmarked the RMB exchange ratio against the US$, thereby mitigating the associated foreign currency exchange rate fluctuation risk. The Company does not believe that its foreign currency exchange rate fluctuation risk is significant, especially if the PRC government continues to benchmark the RMB against the US$.

(J) Revenue recognition

The Company recognizes revenue from the sale of hardware and wireless entertainment applications.

The recognition of revenue arising from the sale of hardware is at the time when title to the products transfers, the amount is fixed and determinable, evidence of an agreement exists, and the customer bears the risk of loss, net of estimated provisions for returns, rebates and sales allowances.

The calculation of revenue from wireless entertainment applications download fees is based on a single fee per downloaded application or bundle of applications. Download fees are assessed on a per download basis for each game or bundle of games downloaded to a consumer's mobile phone. Ring-tones and other features operate on the same basis. Revenue is recognized by delivery and acceptance upon the occurrence of a download of an application to the end user. Evidence of an arrangement occurs when the download terminal is recorded of the end-user transaction and the Company received download fee from the customer directly. The Company reports to the owners of the downloading terminals the product and dollar amount of revenue earned, which establishes that delivery and performance have occurred, evidence of collectibility and subsequent to the issuance of the Company reports, the Company remits the agreed upon price for each download which substantiates fixed and determinable pricing. The Company records revenue net of fees after deduction to the portion of the downloading terminals' owners.

(K) Income taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that included the enactment date.

1. **SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)**

(L) Foreign currency translation

The functional currency of the Company is the Chinese Renminbi ("RMB"). Foreign currency transactions during the year are translated to RMB at the approximate rates of exchange on the dates of transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are translated at the approximate rates of exchange at that date. No-monetary assets and liabilities are translated at the rates of exchange prevailing at the time the asset or liability was acquired. Exchange gains or losses are recorded in the statement of operations.

The financial statements are translated into United States dollars ("US$") using the closing rate method. The balance sheet items are translated into US$ using the exchange rates at the respective balance sheet dates. The capital and various reserves are translated at historical exchange rates prevailing at the time of the transactions while income and expenses items are translated at the average exchange rate for the year. All exchange differences are recorded within equity.

The translation gain (loss) recorded for the years ended December 31, 2005 and 2004 were $125,962 and ($149,465) respectively.

(M) Advertising costs

Advertising costs are expensed as incurred. Advertising expenses totaled $157,290 and $160,969 for the years ended December 31, 2005 and 2004 respectively.

(N) Research and development

Research and development costs related to both present and future products are expensed as incurred. Total expenditures on research and development charged to general and administrative expenses and cost of sales for the years ended December 31, 2005 and 2004 were $538,373 and $661,797 respectively.

(O) Segments

The Company operates in two reportable segments, Wireless Entertainment Applications and Hardware Products.

The Company sells wireless entertainment applications for mobile devices including ring-tones, games, images and e-books services through its unique downloading terminals.

The Company sells hardware products including routers, firewalls, downloading terminals, PMP, MP3 and MP4.

(P) Income per share

Basic income per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding during the year. Diluted income per share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There are no potentially dilutive securities for 2005 and 2004.

(Q) Comprehensive income

The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to US$ is reported as other comprehensive income in the statements of operations and stockholders' equity.

The translation gain (loss) recorded for the years ended December 31, 2005 and 2004 were $125,962 and ($149,465) respectively.

1. **SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)**

(R) Recent Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123R "Share-Based Payment" ("SFAS 123R"), a revision to SFAS No. 123 "Accounting for Stock-Based Compensation" ("SFAS 123"), and superseding APB Opinion No. 25 "Accounting for Stock Issued to Employees" and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services, including obtaining employee services in share-based payment transactions. SFAS 123R applies to all awards granted after the required effective date and to awards modified, repurchased, or cancelled after that date. Adoption of the provisions of SFAS 123R is effective as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company does not expect the adoption of this statement will have any material impact on its results or financial position.

In November 2004, the FASB issued SFAS No. 151, "Inventory Costs – an amendment of ARB No. 43, Chapter 4"("SFAS 151") This statement clarifies the criteria of "abnormal amounts" of freight, handling costs, and spoilage that are required to be expensed as current period charges rather than deferred in inventory. In addition, this statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. SFAS 151 is effective for the Company July 1, 2005. The Company does not expect the adoption of this statement will have any material impact on its results or financial position.

In December 2004, the FASB issued SFAS no. 153, *Exchanges of Nonmonetary Assets an amendment of APB Opinion No. 29.* This Statement addresses the measurement of exchanges of nonmonetary assets. It eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets in paragraph 21(b) of APB Opinion No. 29, *Accounting for Nonmonetary Transactions*, and replaces it with an exception for exchanges that do not have commercial substance. This Statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The Company does not expect the adoption of this statement will have any material impact on its results or financial position.

In December 2004, the FASB issued SFAS No. 152, *Accounting for Real Estate Time-Sharing Transactions an amendment of FASB Statements No. 66 and 67.* This Statement amends FASB Statement No. 66, *Accounting for Sales of Real Estate*, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, *Accounting for Real Estate Time-Sharing Transactions.* This Statement also amends FASB Statement No. 67, *Accounting for Costs and Initial Rental Operations of Real Estate Projects*, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The guidelines of this statement are not applicable to the Company.

SFAS No. 154 ("SFAS 154"), *Accounting Changes and Error Corrections*, was issued in May 2005 and replaces APB Opinion No. 20 and SFAS No. 3 ("SFAS 3"). SFAS No. 154 requires retrospective application for voluntary changes in accounting principle in most instances and is required to be applied to all accounting changes made in fiscal years beginning after December 15, 2005. The Company's expected January 1, 2006 adoption of SFAS No. 154 is not expected to have any material impact on its results or financial position.

2. ACCOUNTS RECEIVABLE

Accounts receivable at December 31, 2005 and 2004 consisted of the following:

		2005		2004
Accounts receivable	$	147,899	$	136,213
Less: allowance for doubtful accounts		-		-
Accounts receivable, net	$	147,899	$	136,213

For the years ended December 31, 2005 and 2004, the Company considered all accounts receivable collectable and has not recorded a provision for doubtful accounts.

3. INVENTORIES

Inventories at December 31, 2005 and 2004 consisted of the following:

		2005		2004
Hardware products	$	54,505	$	307,886
Less: provision of obsolescence		-		-
	$	54,505	$	307,886

For the year ended December 31, 2005 and 2004, the Company did not have any obsolete inventories.

4. NOTE RECEIVABLE

Note receivable at December 31, 2005 and 2004 consisted of the following:

		2005		2004
Loan advanced to a third party, interest rate of 10% per annum, unsecured, due on February 20, 2005	$	-	$	724,638
Loan advanced to a third party, interest rate of 9.6% per annum, unsecured, due on November 30, 2006		1,237,624		-
	$	1,237,624	$	724,638

Interest income received for the years ended December 31, 2005 and 2004 were $15,940 and $80,386 respectively.

5. OTHER RECEIVABLES

Other receivables at December 31, 2005 and 2004 consisted of the following:

		2005		2004
Advances to staff	$	4,276	$	4,673
Interest receivable		9,901		-
		14,177		4,673

6. **PROPERTY AND EQUIPMENT**

The following is a summary of property and equipment at December 31, 2005 and 2004:

		2005		2004
Building	$	2,053,140	$	2,053,140
Furniture and equipment		55,487		-
Less: accumulated depreciation		(241,762)		(155,833)
Property and equipment, net	$	1,866,865	$	1,897,307

Depreciation expenses for the years ended December 31, 2005 and 2004 were $85,929 and $81,304 respectively.

7. **INTANGIBLE ASSETS**

Intangible assets at December 31, 2005 and 2004 consisted of the following:

		2005		2004
Patent rights	$	1,207,729	$	1,207,729
Less: Accumulated amortization		(281,804)		(161,031)
Patent rights, net	$	925,925	$	1,046,698

The Company acquired $1,207,729 in patent rights from a third party in 2003.

Intangible assets are stated at cost, less accumulated amortization and are amortized on a straight line basis over 10 years from the date of acquisition. Amortization expenses for the years ended December 31, 2005 and 2004 were $120,773 and $120,773, respectively.

The Directors consider no impairment loss on the fair value of the intangible assets for the years ended December 31, 2005 and 2004 as the future cash flow of related products are sufficient to cover the fair value of intangible assets.

8. **OTHER PAYABLES AND ACCRUED LIABILITIES**

Other payables and accrued liabilities at December 31, 2005 and 2004 concist of the following:

		2005		2004
Other payables	$	81,040	$	34,870
Accrued staff staff and welfare		302,802		166,624
Accrued expenses		65,619		67,500
	$	449,461	$	268,994

9. INCOME TAX

Main Glory was incorporated in Hong Kong and is subject to Hong Kong profits tax. No provision for Hong Kong profits tax has been made as Main Glory has no operation since its incorporation

Jialong was incorporated in the PRC and is subject to PRC income tax which is computed according to the relevant laws and regulations in the PRC. Jialong, being registered as a software and hardware enterprise, is entitled to an income tax exemption in the first two years after it becomes profitable for two years, being from 2003 and 2004 and a 50% income tax reduction for the following three years, being 2005 to 2007.

On February 20, 2006, Jialong became a wholly owned foreign enterprise under a reorganization plan. Two more years' tax exemption was granted by the Taxation Bureau of Xian City. The net income for 2005 and 2006 is exempted from income tax and those for 2007 to 2009 are entitled to a 50% income tax reduction.

10. SEGMENTS

The Company operates in two reportable segments, Wireless Entertainment Applications and the sale of Hardware. The accounting policies of the segments are the same as described in the summary of significant accounting policies. The Company evaluates segment performance based on income from operations. As a result, the components of operating income for one segment may not be comparable to another segment. The following is a summary of the Company's segment information for the years ended December 31, 2005 and 2004:

	Wireless Entertainment Applications	Hardware	Total
2005			
Revenues	$ 3,207,397	$ 1,307,998	$ 4,515,395
Gross profit	2,598,904	436,911	3,035,815
Total assets	5,192,989	5,530,657	10,723,646
Additions to long-lived assets	55,487	-	55,487
Intangible assets	925,925	-	925,925
Depreciation on fixed assets	85,929	-	85,929
Amortization on intangible assets	120,773	-	120,773
2004			
Revenues	1,973,258	1,871,199	3,844,457
Gross profit	1,206,760	910,826	2,117,586
Total assets	3,506,874	4,636,145	8,143,019
Additions to long-lived assets	-	-	-
Intangible assets	1,046,698	-	1,046,698
Depreciation on fixed assets	81,304	-	81,304
Amortization on intangible assets	120,773	-	120,773

11. COMMITMENTS AND CONTINGENCIES

Employee benefits

The full time employees of the Company in the PRC are entitled to employee benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a Chinese government mandated multi-employer defined contribution plan. The Company is required to accrue for those benefits based on certain percentages of the employees' salaries and make contributions to the plans out of the amounts accrued for medical and pension benefits. The Chinese government is responsible for the medical benefits and the pension liability to be paid to these employees.

12. STOCKHOLDERS' EQUITY

Stock Issuances

During 2005, the Company issued 50,000,000 shares to founders of $6,188,112.

In-kind contribution

During 2005 and 2004, the Company recorded $30,927 and $13,587 respectively as in-kind contribution by a stockholder for the usage of office equipment and office spaces occupied.

Appropriated retained earnings

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve, statutory public welfare fund and discretionary surplus reserve, based on the after-tax net income determined in accordance with generally accepted accounting principles of the People's Republic of China (the "PRC GAAP"). Appropriation to the statutory surplus reserve should be at least 10% of the after tax net income determined in accordance with the PRC GAAP until the reserve is equal to 50% of the entities' registered capital. Appropriations to the statutory public welfare fund are at 5% to 10% of the after tax net income determined in accordance with the PRC GAAP. The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.

During 2005 and 2004, the Company appropriated $297,275 and $194,353 respectively to the statutory surplus and statutory public reserve funds based on its net income under PRC GAAP.

Dividends

On January 25, 2005 the Board of Directors declared an annual dividend payable for the year ended December 31, 2004 to stockholders of record on December 31, 2004.

13. RELATED PARTY TRANSACTIONS

The Company used certain office equipment and occupied spaces rented by a stockholder of the Company totaling $30,927 and $13,587 during 2005 and 2004 respectively.

During 2005, a shareholder contributed capital to the Company totaling $1,281.

14. CONCENTRATIONS AND RISKS

During 2005 and 2004, 100% of the Company's assets were located in China and 100% of the Company's revenues were derived from companies and customers located in China.

The Company relied on two suppliers for approximately $370,463 and $178,675, respectively representing in aggregate 92% of purchases for the year ended December 31, 2005, and four suppliers for approximately $419,928, $319,807, $194,444 and $114,734, respectively representing in aggregate 91% of purchases for the year ended December 31, 2004. At December 31, 2005 and 2004, accounts payable to those suppliers totaled $0 and $10,481 respectively.

15. SUBSEQUENT EVENT

On Feb 20, 2006, Jialong became a wholly owned foreign enterprise under a reorganization plan. Two more years' tax exemption was granted by the Taxation Bureau of Xian City. The net income for 2005 and 2006 is exempted from income tax and those for 2007 to 2009 are entitled to a 50% income tax reduction.

On March 3, 2006, the note receivable was wholly repaid.